                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 APRIL 24, 1996
                                 --------------
                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)




                              DE ANZA PROPERTIES-X
- -------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        CALIFORNIA                      0-8942                  95-3005938
- ----------------------------     ---------------------     --------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)        (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                       9171 WILSHIRE BOULEVARD, SUITE 627
                        BEVERLY HILLS, CALIFORNIA 90210
- ------------------------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (310) 550-1111
- -------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

         De Anza Properties - X (the "Registrant") received a letter dated April 3, 1996 (the "April 3 Letter") from Moraga Capital, LLC ("Moraga") , certain members and certain affiliated holders (collectively the "Affiliated Limited Partners"). The letter requested the Operating General Partner to schedule a special meeting of limited partners. A copy of the April 3 Letter is attached as Exhibit 1. The April 3 letter was transmitted to the Registrant under cover of a letter dated April 3, 1996 (the "Cover Letter") from Moraga to Herbert M. Gelfand, Chairman of the Board of De Anza Corporation, the Operating General Partner of the Registrant. A copy of the Cover Letter is attached as
Exhibit 2.

         The Cover Letter suggested that representatives of the parties should meet. Accordingly, shortly after receipt of the letter, representatives of the Registrant contacted representatives of the Affiliated Limited Partners and Moraga to schedule a meeting to seek clarification of the purpose of the April 3 Letter and to determine if it would be necessary to hold a limited partner meeting or whether there would be another way to address the concerns of the signatories to the April 3 Letter consistent with the goals of the Registrant.

         By letter dated April 10, 1996 (the "April 10 Letter") a representative of Moraga withdrew the April 3 Letter, without prejudice to reinstate the April 3 Letter in the future. A copy of the April 10 Letter is attached as Exhibit 3.

         On April 15, 1996 representatives of the Registrant and of Moraga and their respective counsel met. No agreements were reached at this meeting, but discussions are continuing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)         Exhibits

                      Exhibit Number                        Description
                      --------------                        -----------
                           99.1                             Letter dated April 3, 1996 to De Anza Properties - X from Moraga
                                                            Capital, LLC, Real Estate Securities Fund 1983, MacKenzie Fund
                                                            III, Mackenzie Fund V, Mackenzie Fund VI, MacKenzie Specified
                                                            Income Fund, MacKenzie Patterson Special Fund, Previously Owned
                                                            Partnerships Income Fund 2, Previously Owned Mortgage
                                                            Partnerships Income Fund 3, L.P. and Vanderbilt Income and Growth
                                                            Associates, L.L.C.
                           99.2                             Letter dated April 3, 1996 to Mr. Herbert M. Gelfand, Chairman of the Board of De Anza Corporation, the Operating General Partner
                                                            of De Anza Properties - X, from Moraga Capital, LLC
                           99.3                             Letter dated April 10, 1996 to De Anza Properties - X from
                                                            Skadden, Arps, Slate, Meagher & Flom

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 1996                  DE ANZA PROPERTIES - X

                                        By:   DE ANZA CORPORATION
                                              its Operating General Partner



                                              By:    /s/ Herbert M. Gelfand
                                              ----------------------------------
                                                         Herbert M. Gelfand
                                                        Chairman of the Board

                               INDEX TO EXHIBITS



                     Exhibit Number        Description
                     --------------        -----------
                          99.1             Letter dated April 3, 1996 to De Anza Properties - X from Moraga
                                           Capital, LLC, Real Estate Securities Fund 1983, MacKenzie Fund
                                           III, Mackenzie Fund V, Mackenzie Fund VI, MacKenzie Specified
                                           Income Fund, MacKenzie Patterson Special Fund, Previously Owned
                                           Partnerships Income Fund 2, Previously Owned Mortgage
                                           Partnerships Income Fund 3, L.P. and Vanderbilt Income and Growth
                                           Associates, L.L.C.
                          99.2             Letter dated April 3, 1996 to Mr. Herbert M. Gelfand, Chairman of the Board of De Anza Corporation, the Operating General Partner
                                           of De Anza Properties - X, from Moraga Capital, LLC
                          99.3             Letter dated April 10, 1996 to De Anza Properties - X from
                                           Skadden, Arps, Slate, Meagher & Flom